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                                                                    EXHIBIT 10.2


                                 AMENDMENT NO. 4
                                     TO THE
                             GENESEE & WYOMING INC.
                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                             EFFECTIVE JULY 1, 2001
                  (SUBJECT TO RATIFICATION BY THE STOCKHOLDERS)


        WHEREAS, Genesee & Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. Stock Option Plan for Outside Directors, as heretofore amended (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 14 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective July 1, 2001, as set forth below; provided, however, that if the stockholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Stockholders of the Company, then this Amendment shall be null and void and of no effect:

          1. The first sentence of Section "3. SHARES AVAILABLE." of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said
Section 3 being unchanged and unaffected by this Amendment and continuing in full force and effect):

               "Subject to adjustment as provided by Section 10 hereof, the total number of Shares which may be issued pursuant to Options granted hereunder shall not exceed 90,000."

          2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


       THIS AMENDMENT NO. 4 TO THE GENESEE & WYOMING INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON APRIL 6, 2001, AND APPROVED AND RATIFIED BY THE STOCKHOLDERS OF THE COMPANY ON MAY 22, 2001.



                                  /s/  Mark W. Hastings
                                  -------------------------------------------
                                  MARK W. HASTINGS, SECRETARY